Exhibit 99.7

BRODSKY & SMITH, LLC Evan J. Smith, Esquire (SBN 242352) esmith@brodskysmith.com Ryan P. Cardona, Esquire (SBN 302113) rcardona@brodskysm.ith.com 9595 Wilshire Boulevard, Suite 900 Beverly Hills, CA 90212 Phone: (877) 534-2590 5Facsimile: (310) 247-0160 6Attorneys for Plaintiff 7 INTHE UNITED STATES DISTRICT COURT 8 FOR THE CENTRAL DISTRICT OF CALIFORNIA 9 10DIANE ANTASEK, AS TRUSTEE FOR THE DIANE R. ANTASEK TRUST AGREEMENT, APRIL 8, 1997 AND RONALD ANTASEK, AS TRUSTEE FOR THE RONALD J, ANTASEK SR. TRUST AGREEMENT, APRIL 8, 1997, on behalf of themselves and all others similarly situated, 14 Plaintiff, 15 vs. 16 ANWORTH MORTGAGE ASSET CORPORATION, JOSEPH E. MCADAMS, JOE E. DAVIS, ROBERT C. DAVID, MARK S. MARON, LLOYD MCADAMS, and DOMINIQUE MIELLE, 19 Defendants. 20 Case No.: CLASS ACTION CLASS ACTION COMPLAINT FOR: Breach of Fiduciary Duties Aiding and Abetting Breach of Fiduciary Duties Violation of § 14(a) of the Securities Exchange Act of 1934 Violation of § 20(a) of the Securities Exchange Act of 1934 DEMAND FOR JURY TRIAL Plaintiffs, Diane Antasek, As Trustee For The Diane R. Antasek Trust Agreement, April 8, 1997 And Ronald Antasek, As Trustee For The Ronald J, Antasek Sr. Trust Agreement, April 8, 1997 ("Plaintiffs"), by their attorneys, on behalf of themselves and those similarly situated, files this action against the defendants, and alleges upon information and belief, except for those allegations that pertain to them, which are alleged upon personal knowledge, as follows: 26 27 28 - 1-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 2 of 24Page ID #:2 1SUMMARY OF THE ACTION 2I.Plaintiffs bring this stockholder class action on behalf of themselves and all other public stockholders of Anworth Mortgage Asset Corporation ("Anworth" or the "Company''), against Anworth, the Company's Board of Directors (the "Board" or the "Individual Defendants," and collectively with Anworth and the Individual Defendants, the "Defendants"), for violations of Sections 14(a) and 20(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") and for breaches of fiduciary duty as a result of the Individual Defendants' efforts to sell the Company to Ready Capital Corporation ("Parent"), and RC Merger Subsidiary, LLC ("Merger Sub," and collectively with Parent, "Ready Capital") as a result of an unfair process for an unfair price, and to enjoin an upcoming stockholder vote on a proposed stock and cash transaction valued at approximately $1 billion (the "Proposed Transaction"). 2.The terms of the Proposed Transaction were memorialized in a December 8, 2020, filing with the Securities and Exchange Commission ("SEC") on Form 8-K attaching the definitive Agreement and Plan of Merger (the "Merger Agreement").Under the terms of the Merger Agreement, Ready Capital will acquire all of the outstanding shares of Anworth's common stock, in exchange for 0.1688 shares of Ready Capital common stock and $0.61 incash for each share of Anworth common stock they own.As a result of the Proposed Transaction, Anworth's shareholders interests will be significantly diluted - they will own only 24% of the combined company, while existing Ready Capital shareholders will own the vast majority, or 76%, of the go-forward company. In fact, the merger consideration is well below the 52-week high of $3.80 for Anworth shares. 223. Thereafter, on January 4, 2021, Ready Capital filed a Form S-4 Regiastration Statement (the "Registration Statement") with the SEC in support of the Proposed Transaction. 4.The Proposed Transaction is unfair and undervalued for a number of reasons. Significantly, the Registration Statement describes an insufficient process in which the Board acquiesced to Ready Capital's low price bid without fielding indications of interest from other potentially interested third parties. 28 -2-CLASS ACTION COMPLAINT

5.In approving the Proposed Transaction, the Individual Defendants have breached their fiduciary duties ofloyalty, good faith, due care and disclosure by, inter alia, (i) agreeing to sell Anworth without first taking steps to ensure that Plaintiffs and Class members (defined below) would obtain adequate, fair and maximum consideration under the circumstances; and (ii) 5engineering the Proposed Transaction to benefit themselves and/or Ready Capital without regard for Anworth public stockholders.Accordingly, this action seeks to enjoin the Proposed Transaction and compel the Individual Defendants to properly exercise their fiduciary duties to Anworth stockholders. 96. Next, it appears as though the Board has entered into the Proposed Transaction to procure for themselves and senior management of the Company significant and immediate benefits with no thought to the Company's public stockholders. For instance, pursuant to the terms of the Merger Agreement, upon the consummation of the Proposed Transaction, Company Board Members and executive officers will be able to exchange all Company equity awards for the merger consideration. 7.In violation of the Exchange Act and in further violation of their fiduciary duties, Defendants caused to be filed the materially deficient Registration Statement on January 4, 2021 with the SEC in an effort to solicit stockholders to vote their Anworth shares in favor of the Proposed Transaction. The Registration Statement is materially deficient, deprives Anworth's stockholders of the information they need to make an intelligent, informed and rational decision of whether to vote their shares in favor of the Proposed Transaction, and is thus in breach of the Defendants fiduciary duties.As detailed below, the Registration Statement omits and/or misrepresents material information concerning, among other things: (a) the sales process and in particular certain conflicts of interest for management; (b) the fmancial projections for Anworth, provided by Anworth to the Company's fmancial advisors, Credit Suisse Securities (USA) LLC ("Credit Suisse"); and (c) the data and inputs underlying the financial valuation analyses, if any, that purport to support the fairness opinions created by Credit Suisse and provided to the Company and the Board. 28 - 3 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 4 of 24Page ID #:4 18. Absent judicial intervention, the Proposed Transaction will be consummated, resulting in irreparable injury to Plaintiffs and the Class. This action seeks to enjoin the Proposed Transaction or, in the event the Proposed Transaction is consummated, to recover damages resulting from violation oflaw by Defendants. PARTIES 69.Plaintiffs are citizens of Florida and, at all times relevant hereto, have been Anworth 7stockholders. 810. Defendant Anworth is a Delaware corporation and has its principal place of business at 1288 Ocean Avenue, 2nd Floor, Santa Monica, CA 90401. Shares of Anworth common stock are traded on the NasdaqGS under the symbol "ANH." 11.Defendant Joseph E. McAdams ("McAdams ")has been a Director of the Company at all relevant times. In addition, McAdams serves as the Company's President, Chief Executive Officer ("CEO"), and Chairman of the Board. 1412. Defendant Joe E. Davis ("Joe Davis") has been a director of the Company at all relevant times. 13.Defendant Robert C. Davis ("Robert Davis") has been a director of the Company at all relevant times. 1814. Defendant Mark S. Maron ("Maron") has been a director of the Company at all 19 relevant times. 2015.Defendant Dominique Mielle ("Mielle ") has been a director of the Company at 21all relevant times. 2216. Defendants identified in11-16 are collectively referred to as the "Individual Defendants." 17.Non-Defendant Ready Capital operates as a real estate finance company in the United States. Ready Capital Corporation was founded in 2007 and is headquartered in New York, NY. Ready Capital common stock is traded on the New York Stock Exchange (''NYSE") under the ticker symbol "RC." 28 -4-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 5 of 24Page ID #:5 118.Non-Defendant Merger Sub is a wholly owned subsidiary of Parent created to effectuate the Proposed Transaction. JURISDICTION AND VENUE 419.This Court has subject matter jurisdiction pursuant to Section 27 of the Exchange 5Act (15 U.S.C. § 78aa) and 28 U.S.C. § 1331 (federal question jurisdiction) as Plaintiffs alleges 6violations of Sections 14(a) and Section 20(a) of the Exchange Act. This action is not a collusive one to confer jurisdiction on a court of the United States, which it would not otherwise have. 20.Personal jurisdiction exists over each defendant either because the defendant conducts business in or maintains operations in this District, or is an individual who is either present in this District for jurisdictional purposes or has sufficient minimum contacts with this District as to render the exercise of jurisdiction over defendant by this Court permissible under traditional notions of fair play and substantial justice. 1321. Venue is proper in this District pursuant to 28 U.S.C. § 1391, because Anworth has its principal place of business is located in this District, and each of the Individual Defendants, as Company officers or directors, has extensive contacts within this District. CLASS ACTION ALLEGATIONS 22.Plaintiffs bring this action pursuant to Federal Rule of Civil Procedure 23, as trustees and on behalf of the stockholders of Anworth common stock who are being and will be harmed by Defendants' actions described herein (the "Class"). The Class specifically excludes Defendants herein, and any person, firm, trust, corporation or other entity related to, or affiliated with, any of the Defendants. 2223. 23 24 25 26 27 28 This action is properly maintainable as a class action because: The Class is so numerous that joinder of all members is impracticable. According to Company's most recently filed 10-Q prior to the announcement of the Proposed Transaction, as of November 4, 2020, there were 99,235,604 shares of Anworth common stock outstanding. The actual - 5 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 6 of 24Page ID #:6 number of public stockholders of Anworth will be ascertained through discovery; b. There are questions of law and fact which are common to the Class, including inter alia, the following: 5i. Whether Defendants have violated the federal securities laws; 6IL Whether Defendants made material misrepresentations and/or omitted material facts in the Registration Statement; and iii. Whether Plaintiffs and the other members of the Class have and will continue to suffer irreparable injury if the Proposed Transaction is 10consummated. c. Plaintiffs are adequate representatives of the Class, have retained competent counsel experienced in litigation of this nature and will fairly and adequately protect the interests of the Class; d. Plaintiffs' claims are typical of the claims of the other members of the Class and Plaintiffs do not have any interests adverse to the Class; e. The prosecution of separate actions by individual members of the Class would create a risk of inconsistent or varying adjudications with respect to individual members of the Class which would establish incompatible standards of conduct for the party opposing the Class; 20f. Plaintiffs anticipate that there will be no difficulty in the management of this litigation and, thus, a class action is superior to other available methods for the fair and efficient adjudication of this controversy; and 23g. Defendants have acted on grounds generally applicable to the Class with respect to the matters complained of herein, thereby making appropriate the relief sought herein with respect to the Class as a whole. 26 27 28 - 6 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 7 of 24Page ID #:7 1 224. THE INDIVIDUAL DEFENDANTS' FIDUCAIRY DUTIES By reason of the Individual Defendants' positions with the Company as officers and/or directors, said individuals are in a fiduciary relationship with Anworth and owe the Company the duties of due care, loyalty, and good faith. 25.By virtue of their positions as directors and/or officers of Anworth, the Individual Defendants, at all relevant times, had the power to control and influence, and did control and influence and cause Anworth to engage in the practices complained of herein. 26.Each of the Individual Defendants are required to act with due care, loyalty, good faith and in the best interests of the Company. To diligently comply with these duties, directors of a corporation must: a. act with the requisite diligence and due care that is reasonable under the circumstances; b. act in the best interest of the Company; c. use reasonable means to obtain material information relating to a given action or decision; d. refrain from acts involving conflicts of interest between the fulfillment of their roles in the Company and the fulfillment of any other roles or their personal affairs; e. avoid competing against the Company or exploiting any business 20opportunities of the company for their own benefit, or the benefit of others; and f.disclose to the Company all information and documents relating to the 23company's affairs that they received by virtue of their positions in the 24company. 2527. In accordance with their duties of loyalty and good faith, the Individual 26Defendants, as directors and/or officers of Anworth, are obligated to refrain from: 27 28 CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 8 of 24Page ID #:8 a.participating in any transaction where the directors' or officers' loyalties are divided; b.participating in any transaction where the directors or officers are entitled to receive personal financial benefit not equally shared by the Company or its public stockholders; and/or 6c.unjustly enriching themselves at the expense or to the detriment of 7the Company or its stockholders. 828. Plaintiffs allege herein that the Individual Defendants, separately and together, in connection with the Proposed Transaction, violated, and are violating, the fiduciary duties they owe to Anworth, Plaintiffs and the other public stockholders of Anworth, including their duties of loyalty, good faith, and due care. 1229. As a result of the Individual Defendants' divided loyalties, Plaintiffs and Class members will not receive adequate, fair or maximum value for their Anworth common stock in the Proposed Transaction. SUBSTANTIVE ALLEGATIONS Company Background 1730. The Company operates as a real estate investment trust (REIT) in the United States. It primarily invests in, finances, and manages a leveraged portfolio of residential mortgage-backed securities and loans that are guaranteed by government-sponsored enterprises, such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. The company also invests in non-agency mortgage backed securities that are secured by first-lien residential mortgage loans; and other mortgage-related investments consisting of mortgage derivative securities, subordinated interests, and residential real estate properties. Anworth Mortgage Asset Corporation qualifies as a real estate investment trust ("REIT") for federal income tax purposes .. 2531. The Company's most recent financial performance press release, revealing financial results from the quarter preceding the announcement of the Proposed Transaction, indicated sustained and solid fmancial performance.For example, in an November 4, 2020 28 - 8 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01/21 Page 9 of 24Page ID #:9 Investors Conference Calls announcing its 2020 Q3 fmancial results, CEO Defendant McAdams spoke on the Company's financials, "With our mortgage credit investments, we have seen improving performance metrics regarding COVID forbearance and delinquency trends, and the values of these assets saw increases during the quarter as a result. While agency prepayment rates on our portfolio remain high, which is a drag on core earnings, roll income from our TBA positions continue to be attractive and drove core earnings higher on the quarter. Core earnings were $3.6 million or $0.04 per common share during the third quarter, up from $0.02 in the second quarter. GAAP net income was $0.20 per share.. Our book value per share increased $0.19 on the quarter from $2.85 to $3.04 per common share. When talcing into account the $0.05 dividend that was declared during the quarter, total economic return on book value for common shareholders was 8.4% for the quarter." 1232. These positive results are not an anomaly, but rather, are indicative of a trend of continued financial success and future potential success by Anworth. Clearly, based upon these positive financial results and outlook, the Company is likely to have tremendous future success and should command a much higher consideration than the amount contained within the Proposed Transaction. 1733. Despite this upward trajectory and increasing financial results, the Individual Defendants have caused Anworth to enter into the Proposed Transaction for insufficient consideration. The Proposed Transaction 2134. On December 8, 2020, Anworth and Ready Capital issued a joint press release announcing the Proposed Transaction. The press release stated, in relevant part: NEW YORK & SANTA MONICA, Calif.--(BUSINESS WIRE)--Ready Capital Corporation (NYSE:RC) ("Ready Capital"), a multi-strategy real estate fmance company that originates, acquires, :finances and services small-to medium-sized balancecommercialloans,andAnworthMortgageAssetCorporation (NYSE:ANH) ("Anworth"), a specialty fmance REIT that focuses primarily on 26investments in residential mortgage-backed securities, announced today that they have entered into a defmitive merger agreement pursuant to which Ready Capital 27will combine with Anworth. The combined company is expected to have a pro 28 -9-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 10 of 24Page ID #:10 fonna equity capital base in excess of $1 billion. The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across the larger equity base. Under the terms of the merger agreement, each share of Anworth common stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital's closing stock price on Friday, 5December 4, 2020, the implied offer price is $2.94 per share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of 6the combined company's stock, while Anworth stockholders are expected to own approximately 24% of the combined company's stock. Ready Capital will also assume Anworth' s three outstanding series of preferred stock. In connection with the merger, Waterfall Asset Management, LLC (''Waterfall"), Ready Capital's external manager, has agreed to reduce the base management fee it charges Ready Capital by an aggregate of $4 million over the four quarters immediately following the closing of the transaction. 10 Based on the closing prices of Ready Capital's common stock on December 4, 2020, the market capitalization of the combined company would be approximately $984 million. The combined company will operate under the name Ready Capital and its shares are expected to continue trading on the New York Stock Exchange under the existing ticker symbol "RC". "This merger highlights our continued focus on establishing Ready Capital as an industry-leading mortgage REIT, with the scale and financial resources to pursue compelling risk-adjusted returns across its diversified investment platform," stated Ready Capital Chairman and Chief Executive Officer Thomas Capasse. ''The combined company will be in a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable manner." Anticipated Benefits to Ready Capital and Anworth Stockholders from the Merger 19 Over $1 billion combined capital base and a diversified investment portfolio 20 Portfolio redeployment will enable Ready Capital to capitalize on attractive investment opportunities •Scale advantages include: 23•Reduced operating expenses (as a percentage of combined capital base) Improved access to financing, including corporate debt funding alternatives 24 Greater portfolio diversification 25 Enhanced shareholder liquidity and investor base diversity 26Management, Governance and Corporate Headquarters 27 28 -10-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 11of 24Page ID #:11 Upon completion of the merger, Ready Capital's Chairman and Chief Executive Officer Thomas Capasse will lead the company and Ready Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and Gary Taylor will remain intheir current roles. The combined company will be headquartered in New York, New York. The Board of the combined company is expected to have eight directors, consisting of Ready Capital's existing seven directors and one independent director from Anworth's current Board. 5Timing and Approvals 6The transaction has been unanimously approved by each of the Boards of Directors of Ready Capital and Anworth. The transaction is expected to close by the end of the first quarter of2021, subject to the respective approvals by the stockholders of Anworth and Ready Capital and other customary closing conditions. The Inadequate Merger Consideration 1035.Significantly, the Company's financial prospects and opportunities for future growth, and synergies with Ready Capital establish the inadequacy of the merger consideration. 36.First, the compensation afforded under the Proposed Transaction to Company stockholders significantly undervalues the Company. For example, the deal consideration is below the 52-week high of $3.80 for the Company's shares. The proposed valuation does not adequately reflect the intrinsic value of the Company. 37.To be more specific, since COVID-19 global pandemic affected the market in March 2020, the stock price has increased exponentially and worked its way back up from $0.83 per share to $2.51 per share on December 7, 2020, and due to the consistent upward progression, there was no indication that the stock would not continue to climb. 38.Additionally, the Proposed Transaction represents a significant synergistic benefit to Ready Capital, which operates in the same industry as Anworth, and will use the new portfolio, operational capabilities, and brand capital to bolster its own position in the market. 39.Specifically, the Press Release for the Proposed Transaction highlights some of the benefits Ready Capital will be enjoying at the expense of the Company's shareholders, for example, "Portfolio redeployment will enable Ready Capital to capitalize on attractive investment opportunities, with reduced operating expenses (as a percentage of combined capital base), improved access to financing, including corporate debt funding alternatives, greater portfolio 28 - 11 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 12 of 24Page ID #:12 diversification, and enhanced shareholder liquidity and investor base diversity." Anworth's shareholders invested in the Company's long establishment and prior success in the real estate industry, where those attributted benefits will no longer carry such weight on their investment. 440. Clearly, while the deal will be beneficial to Ready Capital it comes at great expense 5to Plaintiffs and other public stockholders of the Company. 641. Moreover, post-closure, Anworth's shareholders interests will be significantly diluted - they will own only 24% of the combined company, while existing Ready Capital shareholders will own the vast majority, or 76%, of the go-forward company. 942. It is clear from these statements and the facts set forth herein that this deal is designed to maximize benefits for Ready Capital at the expense of Anworth stockholders, which clearly indicates that Anworth stockholders were not an overriding concern inthe formation of the Proposed Transaction. Precluslve Deal Mechanisms 1443. The Merger Agreement contains certain provisions that unduly benefit Ready Capital by making an alternative transaction either prohibitively expensive or otherwise impossible.Significantly, the Merger Agreement contains a termination fee provision that is especially onerous and impermissible. Notably, in the event of termination, the Merger Agreement requires Anworth to pay up to $15 million to Ready Capital, if the Merger Agreement is terminated under certain circumstances.Moreover, under one circumstance, Anworth must pay this termination fee even if it consummates any competing company Acquisition Proposal (as defined in the Merger Agreement) within 12 monthsfollowing the termination of the Merger Agreement. The termination fee will make the Company that much more expensive to acquire for potential purchasers. The termination fee in combination with other preclusive deal protection devices will all but ensure that no competing offer will be forthcoming. 2544. The Merger Agreement also contains a "No Solicitation by the Company'' provision that restricts Anworth from considering alternative acquisition proposals by, inter alia, constraining Anworth's ability to solicit or communicate with potential acquirers or consider their 28 - 12 - CLASS ACTION COMPLAINT proposals. Specifically, the provision prohibits the Company from directly or indirectly soliCredit Suisseng, initiating, proposing or inducing any alternative proposal, but permits the Board to consider an unsolicited bona fide written "Company Competing Proposal" if it constitutes or is reasonably calculated to lead to a "Company Superior Proposaf' as defined in the Merger Agreement. 645. Moreover, the Merger Agreement further reduces the possibility of a topping offer from an unsolicited purchaser. Here, the Individual Defendants agreed to provide Ready Capital information in order to match any other offer, thus providing Ready Capital access to the unsolicited bidder's financial information and giving Ready Capital the ability to top the superior offer. Thus, a rival bidder is not likely to emerge with the cards stacked so much in favor of Ready Capital. 1246. These provisions, individually and collectively, materially and improperly impede the Board's ability to fulfill its fiduciary duties with respect to fully and fairly investigating and pursuing other reasonable and more valuable proposals and alternatives in the best interests of the Company and its public stockholders. 47.Accordingly, the Company's true value is compromised by the consideration offered in the Proposed Transaction. Potential Conflicts of Interest 48.The breakdown of the benefits of the deal indicate that Anworth insiders are the primary beneficiaries of the Proposed Transaction, not the Company's public stockholders. The Board and the Company's executive officers are conflicted because they will have secured unique benefits for themselves from the Proposed Transaction not available to Plaintiffs and the public stockholders of Anworth. 49.Certain insiders stand to receive fmancial benefits as a result of the Proposed Transaction. According to the Registration Statement, "Pursuant to the Merger Agreement, as of the effective time of the Merger, the Vesting Anworth Phantom Shares will automatically vest in 27 28 -13 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 14 of 24Page ID #:14 full and then immediately be cancelled in exchange for the right to receive the Per Share Common Merger Consideration with respect to such Vesting Anworth Phantom Share.'' 3 4Executive Oflicen and Direetol'l(l) 5Joseph E. McAdams Charles J. Siegel Joe E. Davis 24,000 $62,880 Robert C. Davis 24,000 $62,880 Mark S. Maron 16,000 $41,920 7 Number of Vesting Anworth Phantom Shara Vldue ofVe1ting Anworth Phantom Share1 8 9 10 Lloyd McAdams 11 12Dominique Mielle6,000$15,720 13 Furthermore, according to the Registration Statement, "Anworth is currently 14 externally managed by the Anworth Manager pursuant to the Anworth Management Agreement. 15 In connection with the entry into the Merger Agreement, the Anworth Management Agreement 16 was amended pursuant to the Anworth Management Agreement Amendment. The Anworth 17 Management Agreement Amendment provides that upon the Closing, the Anworth Management 18 Agreement will terminate, and as a result of such termination, Anworth will pay the Anworth 19 Manager a termination fee of $20.3 million, and Ready Capital or Merger Sub (as the surviving 20 company following the Merger) will reimburse the Anworth Manager for certain unpaid expenses 21 and pay to the Anworth Manager all accrued and unpaid management fees then owed under the 22 Anworth Management Agreement, as and when specified in the Anworth Management Agreement 23 Amendment." 24 Defendants Joseph McAdams and Lloyd McAdams "own an interest in the 25 Anworth Manager, and therefore will receive a part of the payments that will be due to the Anworth 26 Manager in connection with the termination of the Anworth Management Agreement." 27 28 - 14 - CLASS ACTION COMPLAINT

52.Moreover, Defedant Mielle will serve on the Board of the new, combined compamy. 353. Thus, while the Proposed Transaction is not in the best interests of Anworth 4stockholders, it will produce lucrative benefits for the Company's officers and directors. 5The Materially Misleading and/or Incomplete Registration Statement 654. On January 4, 2021, the Defendants caused to be filed with the SEC a materially misleading and incomplete Registration Statement that, in violation of the Exchange Act and their fiduciary duties, failed to provide the Company's stockholders with material information and/or provides them with materially misleading information critical to the total mix of information available to the Company's stockholders concerning the financial and procedural fairness of the Proposed Transaction. Omissions and/or Material Misrepresentations Concerning the Sales Process Leading up to the Proposed Transaction 1455. The Registration Statement fails to provide material information concerning the process conducted by the Company and the events leading up to the Proposed Transaction. In particular, the Registration Statement fails to disclose: a. Whether the Company entered into any confidentiality agreements with any other party besides Ready Capital relating to the sales process, and if so, whether the terms of that agreement differed from the one with Ready Capital, 20and in what way; b. All specific conditions under which any standstill provision contained in any entered confidentiality agreement entered into between the Company and 23potentially interested third parties throughout the sales process, including Ready Capital, would fall away; and c. Whether Credit Suisse has performed past services for any parties to the Merger 26Agreement or their affiliates, including the timing and nature of such services, 27and the amount of compensation received for providing such services; 28 - 15 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 16 of 24Page ID #:16 1Omissions and/or Material Misrepresentations Concerning Financial Projections 56.The Registration Statement fails to provide material information concerning financial projections provided by Anworth and Ready Capital management and relied upon by Credit Suisse in its analyses. The Registration Statement discloses management-prepared financial projections for which are insufficient and/or are materially misleading. 657.The Registration Statement indicates that in connection with the rendering of Credit Suisse's fairness opinion, Credit Suisse reviewed "(i) fmancial forecasts relating to Anworth for the fiscal years ending December 31, 2020 through December 31, 2023 (which are referred to in this section as the "Anworth Projections") prepared and provided to Credit Suisse by the Anworth Manager and (ii) financial forecasts relating to Ready Capital for the fiscal years ending December 31, 2020 through December 31, 2025 (which are referred to in this section as the "Ready Capital Projections") prepared and provided to Credit Suisse by the Ready Capital Manager." 1358. Accordingly, the Registration Statement should have, but fails to provide, certain information inthe projections that Anworth management provided to the Board, Credit Suisse, and Credit Suisse. Courts have uniformly stated that ''projections ... are probably among the most highly-prized disclosures by investors. Investors can come up with their own estimates of discount rates or[] market multiples. What they cannot hope to do is replicate management's inside view of the company's prospects." In re Netsmart Techs., Inc. S'holders Litig., 924 A.2d 171, 201-203 19(Del. Ch. 2007). 59.With respect to both the "Anworth Management Projections," and the "Ready Capital Management Projections," the Registration Statement fails to disclose material line items for Core Earnings Per Share. the following metrics: 60.The Registration Statement also fails to disclose a reconciliation of all non-GAAP to GAAP metrics utilized by Anworth and Ready Capital in the projections. 2561. The Registration Statement fails to disclose the distributed cash flows that both 26Anworth (fiscal year ending December 31, 2020 through fiscal year ending December 31, 2023) 27 28 - 16 - CLASS ACTION COMPLAINT

and Ready Capital (last quarter fiscal year ending December 31, 2020 through full fiscal year ending December 31, 2025) were forecast to generate. 62.This information is necessary to provide Company stockholders a complete and accurate picture of the sales process and its fairness. Without this information, stockholders were 5not fully informed as to Defendants' actions, including those that may have been taken in bad faith, 6 and cannot fairly assess the process. 7 63.Without accurate projection data presented in the Registration Statement, Plaintiffs 8 and other stockholders of Anworth are unable to properly evaluate the Company's true worth, the 9 merger consideration's true value, the accuracy of Credit Suisse's fmancial analyses, or make an 10 informed decision whether to vote their Company stock in favor of the Proposed Transaction. As 11 such, the Board has breached their fiduciary duties by failing to include such information in the 12 Registration Statement. 13 Omissions and/or Material Misrepresentations Concerning the Financial Analyses by 14 Credit Suisse 15 64.In the Registration Statement, Credit Suisse describes its respective fairness 16 opinion and the various valuation analyses performed to render such opinion.However, the 17 descriptions fail to include necessary underlying data, support for conclusions, or the existence of, 18 or basis for, underlying assumptions. Without this information, one cannot replicate the analyses, 19 confirm the valuations or evaluate the fairness opinions. 20 With respect to the Dividend Discount Analysis, for both Anworth and Ready 21 Capital, the Registration Statement fails to disclose the following: 22 The terminal values for Anworth and Ready Capital; 23 The basis for the application of the range of TBVPS multiples to ach of 24 Anworth's and Ready Capital's book value; 25 The forecasted distributed cash flows that Anworth (fiscal year ending 26 December 31, 2020 through fiscal year ending December 31, 2023) and Ready 27 28 - 1 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 18 of 24Page ID #:18 1 2 3 4 5 666. Capital (last quarter fiscal year ending December 31, 2020 through full fiscal year ending December 31, 2025) were forecast to generate; The specific inputs and assumptions used to calculate the applied discount rate range of9.0% - 14% (Anworth) and 9.0% - 13.0% (Ready Capital); and The number of Anworth common stock outstanding on a fully diluted basis. With respect to the Selected Public Companies Analysis, for both Anworth and Ready Capital, the Registration Statement fails to disclose the benchmark multiples and metrics for each selected company. 67.With respect to the Selected Precedent Transactions Analysis, the Registration Statement fails to disclose the benchmark multiples and metrics fo reach selected transaction. 68.These disclosures are critical for stockholders to be able to make an informed decision on whether to vote their shares in favor of the Proposed Transaction. 69.Without the omitted information identified above, Anworth public stockholders are missing critical information necessary to evaluate whether the proposed consideration truly maximizes stockholder value and serves their interests.Moreover, without the key financial information and related disclosures, Anworth public stockholders cannot gauge the reliability of the fairness opinion and the Board's determination that the Proposed Transaction is in their best interests.As such, the Board has breached their fiduciary duties by failing to include such information inthe Registration Statement. FIRST COUNT Claim for Breach of Fiduciary Duties 22 2370. 2471. (Against the Individual Defendants) Plaintiffs repeats all previous allegations as if set forth in full herein. The Individual Defendants have violated their fiduciary duties of care, loyalty and 25good faith owed to Plaintiffs and the Company's public stockholders. 26 27 28 - 18 - CLASS ACTION COMPLAINT

172. By the acts, transactions and courses of conduct alleged herein, Defendants, individually and acting as a part of a common plan, are attempting to unfairly deprive Plaintiffs and other members of the Class of the true value of their investment in Anworth. 473. As demonstrated by the allegations above, the Individual Defendants failed to exercise the care required, and breached their duties of loyalty and good faith owed to the stockholders of Anworth by entering into the Proposed Transaction through a flawed and unfair process and failing to take steps to maximize the value of Anworth to its public stockholders. 874. Indeed, Defendants have accepted an offer to sell Anworth at a price that fails to reflect the true value of the Company, thus depriving stockholders of the reasonable, fair and adequate value of their shares. 75.Moreover, the Individual Defendants breached their duty of due care and candor by failing to disclose to Plaintiffs and the Class all material information necessary for them to make an informed decision on whether to vote their shares in favor of the Proposed Transaction. 1476. The Individual Defendants dominate and control the business and corporate affairs of Anworth, and are in possession of private corporate information concerning Anworth's assets, business and future prospects. Thus, there exists an imbalance and disparity of knowledge and economic power between them and the public stockholders of Anworth which makes it inherently unfair for them to benefit their own interests to the exclusion of maximizing stockholder value. 77.By reason of the foregoing acts, practices and course of conduct, the Individual Defendants have failed to exercise due care and diligence in the exercise of their fiduciary obligations toward Plaintiffs and the other members of the Class. 2278. As a result of the actions of the Individual Defendants, Plaintiffs and the Class will suffer irreparable injury in that they have not and will not receive their fair portion of the value of Anworth's assets and have been and will be prevented from obtaining a fair price for their common stock. 26 27 28 - 19 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 20 of 24Page ID #:20 79.Unless the Individual Defendants are enjoined by the Court, they will continue to breach their fiduciary duties owed to Plaintiffs and the members of the Class, all to the irreparable harm of the Class. 80.Plaintiffs and the members of the Class have no adequate remedy at law. Only through the exercise of this Court's equitable powers can Plaintiffs and the Class be fully protected from the immediate and irreparable injury which Defendants' actions threaten to inflict. SECOND COUNT Aiding and Abetting the Board's Breaches of Fiduciary Duty Against Defendant Anworth, Inc. 10 herein. 81. Plaintiffs incorporate each and every allegation set forth above as if fully set forth 82.Defendant Anworth, knowingly assisted the Individual Defendants' breaches of fiduciary duty in connection with the Proposed Acquisition, which, without such aid, would not have occurred. 83.As a result of this conduct, Plaintiffs and the other members of the Class have been and will be damaged in that they have been and will be prevented from obtaining a fair price for their shares. 84.Plaintiffs and the members of the Class have no adequate remedy at law. THIRD COUNT 20Violations of Section 14(a) of the Exchange Act 21(Against All Defendants) 2285. 2386. Plaintiff repeat all previous allegations as if set forth in full herein. Defendants have disseminated the Registration Statement with the intention of soliCredit Suisseng stockholders to vote their shares in favor of the Proposed Transaction. 87.Section 14(a) of the Exchange Act requires full and fair disclosure in connection with the Proposed Transaction. Specifically, Section 14(a) provides that: 27 28 -20-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 21 of 24Page ID #:21 It shall be unlawful for any person, by the use of the mails or by any means or instrumentality of interstate commerce or of any facility of a national securities exchange or otherwise, in contravention of such rules and regulations as the [SEC] may prescribe as necessary or appropriate in the 5public interest or for the protection of investors, to solicit or to permit the 6use of his name to solicit any proxy or consent or authorization in respect of any security (other than an exempted security) registered pursuant to section 781 of this title. 88.As such, SEC Rule 14a-9, 17 C.F.R. 240.14a-9, states the following: 10No solicitation subject to this regulation shall be made by means of any proxy statement, form of proxy, notice of meeting or other communication, written or oral, containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with 17respect to the solicitation of a proxy for the same meeting or subject matter 18which has become false or misleading. 1989. The Registration Statement was prepared in violation of Section 14(a) because it is materially misleading in numerous respects and omits material facts, including those set forth above. Moreover, in the exercise of reasonable care, Defendants knew or should have known that the Registration Statement is materially misleading and omits material facts that are necessary to render them non-misleading. 90.The Individual Defendants had actual knowledge or should have known of the misrepresentations and omissions of material facts set forth herein. 26 27 28 -21 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 22 of 24Page ID #:22 191. The Individual Defendants were at least negligent in filing a Registration Statement that was materially misleading and/or omitted material facts necessary to make the Registration Statement not misleading. 492. The misrepresentations and omissions in the Registration Statement are material to Plaintiffs and the Class, and Plaintiffs and the Class will be deprived of their entitlement to decide whether to vote their shares in favor of the Proposed Transaction on the basis of complete information if such misrepresentations and omissions are not corrected prior to the stockholder vote regarding the Proposed Transaction. FOURTH COUNT 10Violations of Section 20(a) of the Exchange Act 11 1293. 1394. (Against All Individual Defendants) Plaintiffs repeats all previous allegations as if set forth in full herein. The Individual Defendants were privy to non-public information concerning the Company and its business and operations via access to internal corporate documents, conversations and connections with other corporate officers and employees, attendance at management and Board meetings and committees thereof and via reports and other information provided to them in connection therewith. Because of their possession of such information, the Individual Defendants knew or should have known that the Registration Statement was materially misleading to Company stockholders. 2095.The Individual Defendants were involved in drafting, producing, reviewing and/or disseminating the materially false and misleading statements complained ofherein. The Individual Defendants were aware or should have been aware that materially false and misleading statements were being issued by the Company in the Registration Statement and nevertheless approved, ratified and/or failed to correct those statements, in violation of federal securities laws. The Individual Defendants were able to, and did, control the contents of the Registration Statement. The Individual Defendants were provided with copies of, reviewed and approved, and/or signed 27 28 -22-CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 23 of 24Page ID #:23 the Registration Statement before its issuance and had the ability or opportunity to prevent its issuance or to cause it to be corrected. 96.The Individual Defendants also were able to, and did, directly or indirectly, control the conduct of Anworth's business, the information contained in its filings with the SEC, and its public statements.Because of their positions and access to material non-public information available to them but not the public, the Individual Defendants knew or should have known that the misrepresentations specified herein had not been properly disclosed to and were being concealed from the Company's stockholders and that the Registration Statement was misleading. As a result, the Individual Defendants are responsible for the accuracy of the Registration 10Statement and are therefore responsible and liable for the misrepresentations contained herein. 1197. The Individual Defendants acted as controlling persons of Anworth within the meaning of Section 20(a) of the Exchange Act. By reason of their position with the Company, the Individual Defendants had the power and authority to cause Anworth to engage in the wrongful conduct complained of herein.The Individual Defendants controlled Anworth and all of its employees. As alleged above, Anworth is a primary violator of Section 14 of the Exchange Act and SEC Rule 14a-9. By reason of their conduct, the Individual Defendants are liable pursuant to section 20(a) of the Exchange Act. WHEREFORE, Plaintiffs demand injunctive relief, in their favor and in favor of the Class, and against the Defendants, as follows: A.Ordering that this action may be maintained as a class action and certifying Plaintiffs as the Class representatives and Plaintiffs' counsel as Class counsel; B.Enjoining the Proposed Transaction; 23 C.In the event Defendants consummate the Proposed Transaction, rescinding it and 24 setting it aside or awarding rescissory damages to Plaintiffs and the Class; 25 D.Declaring and decreeing that the Merger Agreement was agreed to in breach of the fiduciary duties of the Individual Defendants and is therefore unlawful and unenforceable; 28 -23 - CLASS ACTION COMPLAINT

Case 2:21-cv-00917Document 1 Filed 02/01121 Page 24 of 24 Page ID #:24 1E.Directing the Individual Defendants to exercise their fiduciary duties to commence 2a sale process that is reasonably designed to secme the best possible consideration for 3Anworth and obtain a transaction which is in the best interests of Anworth and its 4 stockholders; 5 F.Directing defendants to account to Plaintiffs and the Class for damages sustained 6 7because of the wrongs complained of herein; 8G.Awarding Plaintiffs the costs of this action, including reasonable allowance for 9Plaintiff's attorneys' and experts' fees; and 10H.Granting such other and further relief as this Court may deem just and proper. 11 DEMAND FOR JURY TRIAL 12 Plaintiffs hereby demand a jury on all issues which can be heard by ajury. 13 14Dated:Februaryl,2021BRODSKY & SMITH, LLC 15By: 16 17 18 19 20 21 22 23 24 25 26 27 28 &J. ------------------------------------------------------------Evan J. Smith, Esquire (SBN 242352) esmith@brodskysmith.com Ryan P. Cardona, Esqull'e (SBN 302113) rcardona@brodskysmith.com 9595 Wilshire Blvd, Ste. 900 Phone: (877) 534-2590 Facsimile (310) 247-0160 Attorneys for Plaintiffs -24-CLASS ACTION COMPLAINT